                                                                   April 1, 2002
 FUND PROFILE
T. ROWE PRICE
Industry-Focused
Equity Funds

 A family of stock funds seeking long-term capital growth by maintaining industry-focused portfolios.

TROWEPRICELOGO

This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
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                                                                               1

FUND PROFILE
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 What is each fund's objective?

 Table 1  Industry-Focused Equity Funds Comparison Guide
                                                                                                                  Expected risk rela
  Fund                                                  Objective                                                 to one another
  Financial Services                                    Long-term growth of capital and a modest level of                  Higher
                                                        income.
                                                        ----------------------------------------------------------------------------
  Global Technology                                     Long-term capital growth.                                         Highest

                                                        ----------------------------------------------------------------------------
  Health Sciences                                       Long-term capital appreciation.                                   Highest

                                                        ----------------------------------------------------------------------------
  Media & Telecommunications                            Long-term capital growth (through the common stocks
                                                        of media, technology, and telecommunications                      Highest
                                                        companies).
                                                        ----------------------------------------------------------------------------
  New                                                   Era
                                                        _______________________________________________
                                                        Long-term capital growth
                                                        (primarily through the
                                                        stocks of natural
                                                        resource or basic
                                                        commodity companies
                                                        __________________
                                                        Moderate and also
                                                        selected nonresource
                                                        growth companies).
                                                        ----------------------------------------------------------------------------
  Real                                                  Estate
                                                        ___________________________________________
                                                        Long-term growth through
                                                        a combination of capital
                                                        _________________
                                                        Moderate appreciation
                                                        and current income.
                                                        ----------------------------------------------------------------------------
  Science & Technology                                  Long-term capital appreciation.                                   Highest

 -----------------------------------------------------------------------------------------------------------------------------------




 What is each fund's principal investment strategy?

   The essential characteristics of each fund's investment strategy are summarized below. While each fund takes a unique approach, the funds share many strategies. None of the funds have a restriction on market capitalization - shares outstanding multiplied by share price - although (as described below) some concentrate assets on a particular market cap range.


 Financial Services Fund

 Investment Program

  .Invests at least 65% of total assets in common stocks of companies in the financial services industry. May also invest in companies deriving at least 50% of revenues from conducting business with the industry, such as financial software providers.

  .Stock selection is based on fundamental, bottom-up analysis that seeks to identify companies with good appreciation prospects.

  .May use both growth and value approaches to stock selection. In the growth area, the manager seeks companies with capable management, attractive business niches, sound financial and accounting practices, and a demonstrated ability to increase revenues, earnings, and cash flow consistently. In the value area, the manager seeks companies whose stock prices appear undervalued in terms of earnings, projected cash flow, or asset value per share, that have growth potential temporarily unrecognized by the market, or that may be temporarily out of favor.

  . Many fund holdings are expected to pay a dividend.
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FUND PROFILE
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 Financial services companies. For purposes of selecting investments, we define
 -----------------------------
 financial services broadly. It includes (but is not limited to) the following:

  . regional and money center banks;

  . insurance companies;

  . home, auto, and other specialty finance companies;

  . securities brokerage firms and electronic trading networks;

  . investment management firms;

  . publicly traded, government-sponsored financial enterprises;

  . thrift and savings banks;

  . financial conglomerates;

  . foreign financial services companies; and

  . electronic transaction processors for financial services companies.


 Global Technology Fund

 Investment Program

  .Invests at least 65% of total assets in the common stocks of companies we expect to generate a majority of their revenues from the development, advancement, and use of technology. Our primary emphasis will be on the common stocks of leading technology companies around the world. We normally expect to invest a minimum of 30% of the portfolio in established and emerging foreign markets and the balance in the U.S.

  .The growth of the Internet and the widespread availability of communications services are breaking down regional boundaries. Therefore, we will invest across a broad range of global enterprises.

  .Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above-average earnings.

  .Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development.

  .The fund may invest in suitable technology companies through initial public offerings (IPOs).

 Global technology companies. Some of the industries and companies likely to be
 ----------------------------
 included in the portfolio are:

  . communications-voice, data, and wireless;

  . Internet infrastructure-hardware, software, and networking equipment;

  . semiconductors-components and equipment;

  . computer-hardware and software;
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                                                                               3

FUND PROFILE
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  . e-commerce (companies doing business through the Internet) and data processing services; and

  . media and entertainment.


 Health Sciences Fund

 Investment Program

  .Invests at least 65% of total assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

  .While the fund can invest in companies of any size, the majority of fund assets are expected to be invested in large- and mid-capitalization companies.

  .The fund uses fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities.

  .In general, the fund follows a growth strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach that gives preference to seemingly undervalued companies may be emphasized.

 Health sciences companies. We divide the health sciences sector into four main
 --------------------------
 areas:

  . pharmaceuticals; . health care services companies; . products and devices providers; and . biotechnology firms.

   Our allocation among these four areas will vary depending on the relative potential we see within each area and the outlook for the overall health sciences sector.


 Media & Telecommunications Fund

 Investment Program

  .Invests at least 80% of total assets in the common stocks of media and telecommunications companies.

  .Generally, the fund invests in companies in the large- to mid-capitalization range.

  .Stock selection is based on fundamental, bottom-up analysis that seeks to identify companies with good appreciation prospects.

  .May use both growth and value approaches to stock selection. In the growth area, the manager seeks companies with capable management, attractive business niches, sound financial and accounting practices, and a demonstrated

                                                                               4

FUND PROFILE
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   ability to increase revenues, earnings, and cash flow consistently. In the value area, the manager seeks companies whose stock prices appear undervalued in terms of earnings, projected cash flow, or asset value per share, that have growth potential temporarily unrecognized by the market, or whose stock prices may be temporarily depressed.

 Media and telecommunications companies. These include companies engaged in any
 ---------------------------------------
 facet of media and telecommunications, including:

  . publishing;
  . movies;
  . cable TV;
  . telephones;
  . cellular services; and
  . technology and equipment.

 New Era Fund

 Investment Program

  .Normally invests about two-thirds of total assets in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation.

  .Will also invest in other growth companies with strong potential for earnings growth that do not own or develop natural resources.

  .The relative percentages invested in resource and nonresource companies can vary depending on economic and monetary conditions and our outlook for inflation.

  .When selecting natural resource stocks, we look for companies whose products can be produced and marketed profitably when both labor costs and prices are rising. In the mining area, for example, we might look for a company with the ability to expand production and maintain superior exploration programs and production facilities.

  .At least half of fund assets will be invested in U.S. securities, but up to 50% of total assets may be invested in foreign securities.

 Natural resource companies. The fund's natural resource holdings typically own,
 ---------------------------
 develop, refine, service, or transport resources including:

  . energy;
  . metals;
  . forest products;
  . real estate; and
  . other basic commodities.
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FUND PROFILE
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 Real Estate Fund

 Investment Program

  .Normally invests at least 80% of total assets in the equity securities of real estate companies.

  .Our definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least 50% of assets to, real estate activities.

  .Up to 20% of fund assets may be invested in companies deriving a substantial portion of revenues or profits from servicing real estate firms, as well as in companies unrelated to the real estate business.

  . The fund will not own real estate directly.

  .Stock selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with both good appreciation prospects and income-producing potential.

  .Factors considered by the portfolio manager in selecting stocks include relative valuation, free cash flow, undervalued assets, quality and experience of management, type of real estate owned, and the nature of a company's real estate activities.

 Real estate companies. The fund is likely to maintain a significant portion of
 ----------------------
 assets in real estate investment trusts (REITs). REITs pool money to invest in properties (equity REITs) or mortgages (mortgage REITs). The fund generally invests in equity REITs. Other investments in real estate may include:

  . real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties;
  . property management firms;
  . finance, mortgage, and mortgage-servicing firms; . construction supply and equipment manufacturing companies; and . firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

 Science & Technology Fund

 Investment Program

  .Invests at least 65% of total assets in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

  .Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technology.
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FUND PROFILE
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  .May also invest in companies that should benefit from technological advances even if they are not directly involved in research and development.

  .Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above-average earnings.

 Science and technology companies. Some of the industries likely to be included
 ---------------------------------
 in the portfolio are:

  . electronics, including hardware, software, and components;

  . communications;

  . e-commerce (companies doing business through the Internet);

  . information services;

  . media;

  . life sciences and health care;

  . environmental services;

  . chemicals and synthetic materials; and

  . defense and aerospace.


 All funds

   While most assets will be invested in U.S. common stocks (except as noted above for Global Technology Fund), other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the funds?

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.
   The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.
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                                                                               7

FUND PROFILE
---------------------------------------------------------
   The funds are exposed to additional risks, such as those associated with the qualities of the industries they invest in, that could adversely affect their share prices. These risks are summarized as follows.


 Financial Services Fund

  .Since the fund will be concentrated in the financial services industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Generally, the fund represents greater potential risk than a more diversified fund, although the dividends paid by financial services companies moderate this risk to some extent.

  .Financial services companies may be hurt when inflation or interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

  .Many companies in this field can possess growth characteristics, but the industry is not generally perceived to be dynamic or aggressive, which could dampen fund performance compared with more aggressive funds.

  .The fund's investments in growth stocks could result in greater volatility because of the generally higher valuations of these stocks. The fund's use of the value approach carries the risks that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.


 Global Technology Fund

  .Since this fund is focused on technology industries, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility.

  .Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

  .The level of risk will rise to the extent that the fund has significant exposure to smaller, unseasoned (those with less than a three-year operating history), and newly public companies. These companies may not have established products, experienced management, or an earnings history, and their stocks may lack liquidity and be very volatile. During the period that the fund has a small asset base, any exposure to successful IPOs could significantly increase its total return. As the fund's assets grow, any impact of IPO investments on its total return may decline.
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                                                                               8


                                                                               8

FUND PROFILE
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  .Since the fund will invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings will lose value because of the declining foreign currencies, political instability, economic decline, illiquid markets, and governmental interference associated with various foreign markets, especially developing ones.


 Health Sciences Fund

  .Since the fund will be concentrated in the health sciences industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care.

  .Increased competition, changing legislation and government regulation, and less government funding can reduce corporate profitability or cause declines in individual holdings.

  .Product liability and other litigation or the obsolescence of popular products could adversely affect the fund's share price.

  .Because of their generally higher valuations, the fund's investments in growth stocks could result in greater volatility, especially if their earnings disappoint investors. The fund's use of the value approach carries the risks that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

  .Funds with significant exposure to smaller or unseasoned companies (those with less than a three-year operating history) will have an increased level of risk, because these companies may not have established products or more experienced management.


 Media & Telecommunications Fund

  .Since the fund is focused on the media and telecommunications industries, it is less diversified than stock funds investing in a broader range of industries.

  .Companies in these industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection. Likewise, if the portfolio has substantial exposure to mid-cap companies, it would be subject to the greater volatility of those stocks and, therefore, could experience significant volatility.

  .Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.
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                                                                               9

FUND PROFILE
---------------------------------------------------------
  .Since the fund may invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings will lose value because of the declining foreign currencies, political instability, economic decline, illiquid markets, and governmental interference associated with various foreign markets, especially developing ones.


 New Era Fund

  .The fund is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable to its sector. For instance, since the fund attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns.

  .The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall and real estate companies are influenced by interest rates and other factors.

  .The fund's investments in foreign securities, or even in U.S. companies with significant overseas investments, are also subject to the risks of foreign investing. Currency risks may be somewhat reduced because many commodities markets are dollar based, but exposure to foreign political and economic risk is heightened by investments in companies with operations in emerging markets.


 Real Estate Fund

  .The fund is concentrated in the real estate industry and, as a result, is less diversified than stock funds investing in a broader range of industries. Therefore, its price could fall in value when trends are perceived as unfavorable for the real estate industry, although the income offered by some real estate companies may help moderate this risk. For example, changes in the tax laws, overbuilding, environmental issues, the quality of property management (in the case of REITs), and other factors could hurt the fund.

  .Real estate is affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and may reduce the appeal of real estate investments.


 Science & Technology Fund

  .Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. Products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments in more economic sectors.

                                                                              10

FUND PROFILE
---------------------------------------------------------
  .Funds with significant exposure to smaller or unseasoned companies (those with less than a three-year operating history) will have an increased level of risk, because these companies may not have established products or more experienced management. Mid-capitalization companies may also expose the fund to these risks.


 All funds

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  .Each fund's share price may decline, so when you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the risks of investing in a single industry, one or more of the following may be an appropriate way to incorporate additional exposure to a particular industry into a diversified portfolio.

   Financial Services Fund could be an appropriate part of your overall investment strategy if you seek the potential for significant capital growth, and wish to participate in the growth prospects of the financial services sector.

   Global Technology Fund could be an appropriate part of your overall investment strategy if you seek an aggressive approach to capital growth through investment in worldwide technology stocks, and can accept the potential for above-average price fluctuations.

   Health Sciences Fund could be an appropriate part of your overall investment strategy if you seek an aggressive approach to capital growth through investment in health sciences stocks and can accept the potential for above-average price fluctuations.

   Media & Telecommunications Fund could be an appropriate part of your overall investment strategy if you are willing to accept the risks of investing in a limited group of industries in pursuit of long-term capital growth.
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                                                                              11

FUND PROFILE
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   New Era Fund could be an appropriate part of your overall investment strategy if you are willing to accept the risks of investing in U.S. and foreign companies whose earnings are especially influenced by worldwide economic and monetary conditions in pursuit of long-term capital growth.

   Real Estate Fund could be an appropriate part of your overall investment strategy if you are willing to accept the risks of investing in this industry in an effort to achieve long-term capital growth and income.

   Science & Technology Fund could be an appropriate part of your overall investment strategy if you seek an aggressive approach to capital growth through investment in science and technology stocks, and can accept the potential for above-average price fluctuations.

   The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

   They can be used in both regular and tax-deferred accounts, such as IRAs.

  .Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has each fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.
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                                                                              12


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FUND PROFILE
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


                                             1


                                              Calendar Year Total Returns
         Fund            "92"   "93"   "94"   "95"   "96"   "97"   "98"    "99"     "00"   "01"
 ------------------------------------------------------------------------------------------------
  Financial Services      --     --     --     --     --  41.44   11.55    1.70    36.76  -3.13
  Global Technology     --    --     --     --     --    --         --         --       --        -36.07
  Health Sciences          --     --     --     --  26.75  19.41   22.37    7.97    52.19  -5.97
  Media &
  Telecommunications    --     --  -0.90  43.29   1.78  28.05   35.14   93.09   -25.11  -6.93
  New Era                2.08  15.33   5.17  20.76  24.25  10.96   -9.88   21.22    20.37  -4.35
  Real Estate             --     --     --     --     --     --  -14.86   -1.23    31.92  8.87
  Science & Technology  18.76  24.25  15.79  55.53  14.23   1.71   42.35  100.99   -34.19  -41.19
 ------------------------------------------------------------------------------------------------

 Financial Services Fund          Quarter ended   Total return
  Best quarter                                 9/30/00              22.76%
  Worst quarter                                9/30/98             -20.07%

 Global Technology Fund       Quarter ended   Total return
  Best quarter                                12/31/01              39.71%
  Worst quarter                                9/30/01             -39.39%

 Health Sciences Fund             Quarter ended   Total return
  Best quarter                                 6/30/01              22.24%
  Worst quarter                                3/31/01             -25.39%

 Media & Telecommunications Fund  Quarter ended   Total return
  Best quarter                                 12/31/99             41.63%
  Worst quarter                                 9/30/98            -18.64%

                         The fund began as the closed-end New Age Media Fund and converted to open-end status on July 25, 1997, operating under a different expense structure.

FUND PROFILE
---------------------------------------------------------

 New Era Fund                     Quarter ended   Total return
  Best quarter                                  6/30/99             15.01%
  Worst quarter                                 9/30/98            -12.41%

 Real Estate Fund                 Quarter ended   Total return
  Best quarter                                 6/30/00              12.34%
  Worst quarter                                9/30/98             -10.95%

 Science & Technology Fund        Quarter ended   Total return
  Best quarter                                12/31/98              47.89%
  Worst quarter                                9/30/01             -40.28%

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
 Table 2  Average Annual Total Returns
                                        Periods ended 03/31/02
                                           Shorter of 10 years
                         1 year   5 years  or since inception    Inception date
 ------------------------
  Financial Services Fund
  Returns before taxes    10.72%  16.79%          18.29%            9/30/96
  Returns after taxes
  on distributions         8.49   15.26           16.87
  Returns after taxes
  on distributions and
  sale of fund shares      8.02   13.51           14.95
  S&P 500 Stock Index      0.24   10.17           11.35
  Lipper Financial
  Services Fund Index      7.06   12.50           14.19
  Global Technology Fund
  Returns before taxes    -8.33%     --          -41.19%            9/29/00
  Returns after taxes
  on distributions        -8.33      --          -41.19
  Returns after taxes
  on distributions and
  sale of fund shares     -5.12      --          -32.00
  S&P 500 Stock Index      0.24      --          -12.79
  Lipper Science &
  Technology Fund Index  -12.77      --          -46.03
  Health Sciences Fund
  Returns before taxes    18.63%  16.45%          17.18%            12/29/95
  Returns after taxes
  on distributions        17.97   14.34           15.24
  Returns after taxes
  on distributions and
  sale of fund shares     11.52   12.93           13.75
  S&P 500 Stock Index      0.24   10.17           12.16
  Lipper
  Health/Biotechnology
  Fund Index               4.06   15.68           14.07
  Media & Telecommunications Fund
  Returns before taxes    -2.76%  17.53%          13.50%            10/13/93
  Returns after taxes
  on distributions        -2.76   14.28           10.57
  Returns after taxes
  on distributions and
  sale of fund shares     -1.70   14.16           10.52
  S&P 500 Stock Index      0.24   10.17           13.43
  Lipper
  Telecommunications
  Funds Average          -33.91    4.51            5.30*
  New Era Fund
  Returns before taxes     8.41%   9.01%          11.67%            1/20/69
  Returns after taxes
  on distributions         7.02    6.37            9.10
  Returns after taxes
  on distributions and
  sale of fund shares      5.40    6.40            8.70
  S&P 500 Stock Index      0.24   10.17           13.26
  Lipper Natural           1.15    8.76           11.23
  Resources Fund Index
 -------------------------------------------------------------------------------
  Real Estate Fund
  Returns before taxes    20.78%     --            8.14%            10/31/97
  Returns after taxes
  on distributions        18.44      --            6.29
  Returns after taxes
  on distributions and
  sale of fund shares     12.60      --            5.57
  Wilshire Real Estate
  Securities Index        21.69      --            6.36
  Lipper Real Estate
  Fund Index              20.91      --            4.99
  Science & Technology Fund
  Returns before taxes   -12.29%   3.98%          12.28%            9/30/87
  Returns after taxes
  on distributions       -12.29    1.77            9.47
  Returns after taxes
  on distributions and
  sale of fund shares     -7.54    4.08           10.16
  S&P 500 Stock Index      0.24   10.17           13.26
  Lipper Science &       -12.77    9.63           13.30
  Technology Fund Index
 -------------------------------------------------------------------------------

FUND PROFILE
---------------------------------------------------------
 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. The Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

 * Since October 14, 1993


 What fees or expenses will I pay?

   The funds are 100% no load. The Real Estate Fund charges a 1% redemption fee, payable to the fund, on shares held less than six months. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

FUND PROFILE
---------------------------------------------------------

 Table 3  Fees and Expenses of the Funds *
            Shareholder fees (fees
                      paid directly from your                 Annual fund operating expenses
                            investment)                (expenses that are deducted from fund assets)
                                                                      Total annual    Fee waiver/
                            Redemption         Management   Other    fund operating     expense       Net
        Fund                    fee               fee      expenses     expenses     reimbursement  expenses

  Financial Services             --              0.67%      0.33%        1.00%             --          --
                      ----------------------------------------------------------------------------------------
  Global Technology              --              0.77       0.60/a/      1.37/b/           --          --
                      ----------------------------------------------------------------------------------------
  Health Sciences                --              0.67       0.31         0.98              --          --
                      ----------------------------------------------------------------------------------------
  Media &                        --              0.67       0.27         0.94              --          --
  Telecommunications
                      ----------------------------------------------------------------------------------------
  New Era                        --              0.57       0.15         0.72              --          --
                      ----------------------------------------------------------------------------------------
  Real Estate                  1.00%             0.62/c/    0.76         1.38/c/         0.38%       1.00%
                      ----------------------------------------------------------------------------------------
  Science &                      --              0.67       0.19         0.86              --          --
  Technology
 ------------------------------------------------------------------------------------------------------------------



 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

 /a/       Other expenses are estimated for the current fiscal year.

 /b/
   To limit the fund's expenses during its initial period of operation, T. Rowe Price contractually obligated itself to waive fees and bear any expenses through December 31, 2002, that would cause the ratio of expenses to average net assets to exceed 1.50%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.50%; however, no reimbursement will be made after December 31, 2004, or if it would result in the expense ratio exceeding 1.50%.

 /c/Effective January 1, 2002, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through December 31, 2003, to the extent that such fees and expenses would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after December 31, 2005, or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

FUND PROFILE
---------------------------------------------------------

     Fund                        1 year  3 years  5 years  10 years
    ----------------------------------------------------------------------
     Financial Services           $102    $318     $552     $1,225
                                 ------------------------------------
     Global Technology             139     434      750      1,646
                                 ------------------------------------
     Health Sciences               100     312      542      1,201
                                 ------------------------------------
     Media & Telecommunications     96     300      520      1,155
                                 ------------------------------------
     New Era                        74     230      401        894
                                 ------------------------------------
     Real Estate                   102     400      719      1,624
                                 ------------------------------------
     Science & Technology           88     274      477      1,061
    ----------------------------------------------------------------------



 Who manages the funds?

   The funds are managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Financial Services Fund

   Anna M. Dopkin manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. She joined T. Rowe Price in 1996 as an investment analyst and has specialized in the financial services area. Prior to joining T. Rowe Price she worked at Goldman Sachs for six and a half years in the Mortgage Securities Department in New York and London.

   Global Technology Fund

   Robert N. Gensler manages the fund day to day and has been chairman of its Investment Advisory Committee since 2002. He joined T. Rowe Price as an investment analyst in 1993.

   Health Sciences Fund

   Kris H. Jenner, M.D., D. Phil., manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. He joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998. From 1995 through 1997, while on leave from the general surgery residency program at the Johns Hopkins Hospital, he was a postdoctoral fellow at the Brigham and Women's Hospital, Harvard Medical School.

   Media & Telecommunications Fund

   Robert N. Gensler manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. He joined T. Rowe Price as an investment analyst in 1993.

                                                                              18

FUND PROFILE
---------------------------------------------------------
   New Era Fund

   Charles M. Ober manages the fund day to day and has been chairman of its Investment Advisory Committee since 1997. He joined T. Rowe Price in 1980 and has been managing investments since 1987.

   Real Estate Fund

   David M. Lee manages the fund day to day and has been chairman of its Investment Advisory Committee since 1997. He joined T. Rowe Price in 1993 as a research analyst and has been managing investments since 1996.

   Science & Technology Fund

   Michael F. Sola manages the fund day to day and has been chairman of its Investment Advisory Committee since 2002. He joined T. Rowe Price in 1994 and has been managing investments since 1997.



 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information. Also note that this profile may include funds not available through your plan.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   The funds distribute income and net capital gains, if any, at year-end except the Real Estate Fund, which distributes income quarterly. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automati-

FUND PROFILE
---------------------------------------------------------
   cally in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

   Real Estate Fund

   Distributions from the Real Estate Fund will not be included in your consolidated 1099-DIV that we send to you in January of each year. The Real Estate Fund's distributions will be reported on a separate 1099-DIV mailed to you in February. The reasons for this are:

  .A sizable portion of the dividends paid by REITs may represent a return of capital. Consequently, a portion of the fund's distributions may also represent a return of capital. Return of capital distributions are not taxable to you, but you must deduct them from the cost basis of your investment in the fund. Returns of capital are listed as "nontaxable distributions" on Form 1099-DIV.

  .REITs typically have not indicated what proportion of their dividends represent return of capital in time to allow the fund to meet its January 31 deadline for 1099-DIV reporting. Therefore, to ensure accurate and complete tax information, we will send you a separate 1099-DIV for this fund in February (subject to approval by the IRS).


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses; . automated information and transaction services by telephone or computer; . electronic transfers between fund and bank accounts; . automatic investing and automatic exchange; . brokerage services; and . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

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 T. Rowe Price Investment Services, Inc., Distributor